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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004

ASIA PAYMENT SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 5th Avenue Suite 4100
Seattle, Washington 98104
(Address of principal executive offices)

(206) 447-1379
(Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Asia Payment Systems Inc. announces today that it has completed the implementation, integration, and testing of the ClearCommerce Engine, an industry leading payment and fraud prevention solution, as part of the Asia Pay credit card processing platform deployed throughout Asia and the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC. (Registrant)

Date: May 7, 2004	/s/ Charlie Rodriguez
Charlie Rodriguez Director